UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2020

FRANCESCA’S HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
001-35239	(State or Other Jurisdiction of Incorporation)	20-8874704
(Commission File Number)		(I.R.S. Employer Identification No.)

8760 Clay Road, Houston, Texas		77080
(Address of Principal Executive Offices)		(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FRAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06.	Material Impairments.

Francesca’s Holdings Corporation (the “Company”) has adopted a plan to close approximately 140 boutiques by January 30, 2021. The actual number of boutiques the Company closes may change. In connection with these boutique closures, the Company expects to incur total impairment charges of approximately $29.0 million to $33.0 million during the thirteen and thirty-nine weeks ended October 31, 2020. The estimate of total charges to be incurred may vary based on various factors, including the actual timing of the boutique closures, the outcome of negotiations with third parties and changes in management assumptions. The non-cash impairment charges are not expected to result in cash expenditures.

As previously disclosed, the Company is evaluating various alternatives to improve its liquidity and financial position, including but not limited to, further lease concessions and deferrals, further reductions of operating and capital expenditures, raising additional capital, including seeking a refinancing of the Company’s debt, and restructuring its debt and liabilities through a private restructuring or a restructuring under the protection of applicable bankruptcy laws. However, there can be no assurance that the Company will be able improve its financial position and liquidity, complete a refinancing, raise additional capital or successfully restructure its indebtedness and liabilities. If the Company is unable to raise sufficient additional capital to continue to fund operations and pay its obligations, the Company will likely need to seek a restructuring under the protection of applicable bankruptcy laws. The Company’s strategic plans are not yet finalized and are subject to numerous uncertainties, including negotiations with creditors and investors and conditions in the credit and capital markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: November 16, 2020	By:	/s/ Cindy Thomassee
Cindy Thomassee
Executive Vice President and Chief Financial Officer